UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 10, 2020

Innovative Payment Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

19355 Business Center Drive, #9

Northridge, CA 91324

(Address of principal executive offices)

(818) 864-8404

(Registrant’s telephone number, including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☑   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2020, the Board of Directors of Innovative Payment Solutions, Inc. (the “Company”) approved the payment of an annual bonus of $20,000 to William Corbett, the Company’s Chief Executive Officer, for services rendered during the year ending December 31, 2020.

On December 14, 2020, the Company entered into an amendment (the “Corbett Amendment”) to the executive employment agreement between the Company and William Corbett, dated June 24, 2020 (the “Corbett Employment Agreement”), which increases Mr. Corbett’s monthly base salary from $12,500 to $20,000. All other terms of the Corbett Employment Agreement remain in full force and effect.

In addition, on December 14, 2020, the Company entered into an amendment (the “Novikov Amendment”) to the employment agreement between the Company and Andrey Novikov, dated December 3, 2019 (the “Novikov Employment Agreement”), which extends the term of Mr. Novikov’s employment with the Company for a one (1) year period ending on December 3, 2021. All other terms of the Novikov Employment Agreement remain in full force and effect.

The foregoing descriptions of the Corbett Amendment and the Novikov Amendment are qualified in their entirety by reference to the copies of the Corbett Amendment and Novikov Amendment filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference in this Item 5.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Exhibits

10.1	Amendment, dated December 14, 2020, to the Executive Employment Agreement between Innovative Payment Solutions, Inc. and William Corbett
10.2	Amendment, dated December 14, 2020, to the Employment Agreement between Innovative Payment Solutions, Inc. and Andrey Novikov

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE PAYMENT SOLUTIONS, INC.

Date: December 16, 2020	By:	/s/ William Corbett
		Name:	William Corbett
		Title:	Chief Executive Officer